                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1997;

          NOW, THEREFORE, the undersigned hereby appoints each of Raymond W. Smith, Frederic V. Salerno and Mel Meskin as attorney for the undersigned for the purpose of executing and filing such Annual Report and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1998.


                                            /s/ Lawrence T. Babbio, Jr.
                                            ----------------------------------
                                                Lawrence T. Babbio, Jr.

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1997;

          NOW, THEREFORE, the undersigned hereby appoints each of Raymond W. Smith, Frederic V. Salerno and Mel Meskin as attorney for the undersigned for the purpose of executing and filing such Annual Report and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of March, 1998.


                                            /s/ Richard L. Carrion
                                            ----------------------------------
                                                Richard L. Carrion

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1997;

          NOW, THEREFORE, the undersigned hereby appoints each of Raymond W. Smith, Frederic V. Salerno and Mel Meskin as attorney for the undersigned for the purpose of executing and filing such Annual Report and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of March, 1998.


                                            /s/ James G. Cullen
                                            ----------------------------------
                                                James G. Cullen

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY



          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1997;

          NOW, THEREFORE, the undersigned hereby appoints each of Raymond W. Smith, Frederic V. Salerno and Mel Meskin as attorney for the undersigned for the purpose of executing and filing such Annual Report and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of March, 1998.


                                            /s/ Lodewijk J.R. de Vink
                                            ----------------------------------
                                                Lodewijk J.R. de Vink

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1997;

          NOW, THEREFORE, the undersigned hereby appoints each of Raymond W. Smith, Frederic V. Salerno and Mel Meskin as attorney for the undersigned for the purpose of executing and filing such Annual Report and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of March, 1998.


                                            /s/ James H. Gilliam, Jr.
                                            ----------------------------------
                                                James H. Gilliam, Jr.

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1997;

          NOW, THEREFORE, the undersigned hereby appoints each of Raymond W. Smith, Frederic V. Salerno and Mel Meskin as attorney for the undersigned for the purpose of executing and filing such Annual Report and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of March, 1998.


                                            /s/ Stanley P. Goldstein
                                            ----------------------------------
                                                Stanley P. Goldstein

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1997;

          NOW, THEREFORE, the undersigned hereby appoints each of Raymond W. Smith, Frederic V. Salerno and Mel Meskin as attorney for the undersigned for the purpose of executing and filing such Annual Report and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of March, 1998.


                                            /s/ Helene L. Kaplan
                                            ----------------------------------
                                                Helene L. Kaplan

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1997;

          NOW, THEREFORE, the undersigned hereby appoints each of Raymond W. Smith, Frederic V. Salerno and Mel Meskin as attorney for the undersigned for the purpose of executing and filing such Annual Report and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1998.


                                            /s/ Thomas H. Kean
                                            ----------------------------------
                                                Thomas H. Kean

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1997;

          NOW, THEREFORE, the undersigned hereby appoints each of Raymond W. Smith, Frederic V. Salerno and Mel Meskin as attorney for the undersigned for the purpose of executing and filing such Annual Report and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of March, 1998.


                                            /s/ Elizabeth T. Kennan
                                            ----------------------------------
                                                Elizabeth T. Kennan

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1997;

          NOW, THEREFORE, the undersigned hereby appoints each of Raymond W. Smith, Frederic V. Salerno and Mel Meskin as attorney for the undersigned for the purpose of executing and filing such Annual Report and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of March, 1998.


                                            /s/ John F. Maypole
                                            ----------------------------------
                                                John F. Maypole

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1997;

          NOW, THEREFORE, the undersigned hereby appoints each of Raymond W. Smith, Frederic V. Salerno and Mel Meskin as attorney for the undersigned for the purpose of executing and filing such Annual Report and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of March, 1998.


                                            /s/ Joseph Neubauer
                                            ----------------------------------
                                                Joseph Neubauer

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1997;

          NOW, THEREFORE, the undersigned hereby appoints each of Raymond W. Smith, Frederic V. Salerno and Mel Meskin as attorney for the undersigned for the purpose of executing and filing such Annual Report and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of March, 1998.


                                            /s/ Thomas H. O'Brien
                                            ----------------------------------
                                                Thomas H. O'Brien

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1997;

          NOW, THEREFORE, the undersigned hereby appoints each of Raymond W. Smith, Frederic V. Salerno and Mel Meskin as attorney for the undersigned for the purpose of executing and filing such Annual Report and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of March, 1998.


                                            /s/ Eckhard Pfeiffer
                                            ----------------------------------
                                                Eckhard Pfeiffer

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1997;

          NOW, THEREFORE, the undersigned hereby appoints each of Raymond W. Smith, Frederic V. Salerno and Mel Meskin as attorney for the undersigned for the purpose of executing and filing such Annual Report and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of March, 1998.


                                            /s/ Hugh B. Price
                                            ----------------------------------
                                                Hugh B. Price

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1997;

          NOW, THEREFORE, the undersigned hereby appoints each of Raymond W. Smith, Frederic V. Salerno and Mel Meskin as attorney for the undersigned for the purpose of executing and filing such Annual Report and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of March, 1998.


                                            /s/ Rozanne L. Ridgway
                                            ----------------------------------
                                                Rozanne L. Ridgway

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1997;

          NOW, THEREFORE, the undersigned hereby appoints each of Raymond W. Smith, Frederic V. Salerno and Mel Meskin as attorney for the undersigned for the purpose of executing and filing such Annual Report and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1998.


                                            /s/ Frederic V. Salerno
                                            ----------------------------------
                                                Frederic V. Salerno

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1997;

          NOW, THEREFORE, the undersigned hereby appoints each of Raymond W. Smith, Frederic V. Salerno and Mel Meskin as attorney for the undersigned for the purpose of executing and filing such Annual Report and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of March, 1998.


                                            /s/ Ivan G. Seidenberg
                                            ----------------------------------
                                                Ivan G. Seidenberg

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1997;

          NOW, THEREFORE, the undersigned hereby appoints each of Raymond W. Smith, Frederic V. Salerno and Mel Meskin as attorney for the undersigned for the purpose of executing and filing such Annual Report and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of March, 1998.


                                            /s/ Walter V. Shipley
                                            ----------------------------------
                                                Walter V. Shipley

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1997;

          NOW, THEREFORE, the undersigned hereby appoints each of Raymond W. Smith, Frederic V. Salerno and Mel Meskin as attorney for the undersigned for the purpose of executing and filing such Annual Report and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of March, 1998.


                                            /s/ Raymond W. Smith
                                            ----------------------------------
                                                Raymond W. Smith

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1997;

          NOW, THEREFORE, the undersigned hereby appoints each of Raymond W. Smith, Frederic V. Salerno and Mel Meskin as attorney for the undersigned for the purpose of executing and filing such Annual Report and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1998.


                                            /s/ John R. Stafford
                                            ----------------------------------
                                                John R. Stafford

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1997;

          NOW, THEREFORE, the undersigned hereby appoints each of Raymond W. Smith, Frederic V. Salerno and Mel Meskin as attorney for the undersigned for the purpose of executing and filing such Annual Report and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1998.


                                            /s/ Morrison DeS. Webb
                                            ----------------------------------
                                                Morrison DeS. Webb

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1997;

          NOW, THEREFORE, the undersigned hereby appoints each of Raymond W. Smith, Frederic V. Salerno and Mel Meskin as attorney for the undersigned for the purpose of executing and filing such Annual Report and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of March, 1998.


                                            /s/ Shirley Young
                                            ----------------------------------
                                                Shirley Young